Exhibit 99
                            Joint Filer Information

Designated Filer:	                BLUM CAPITAL PARTNERS, L.P.
Statement for Month/Day/Year:     February 2, 2004
Issuer & Symbol:                  PRG-Schultz International, Inc. (PRGX)
Address of each Reporting Person for this Form 4:
909 Montgomery Street, Suite 400, San Francisco, CA  94133
Relationship to Issuer of each Reporting Person:  10% Owner

Signatures

After reasonable inquiry and to the best of our knowledge and belief, the undersigned certify that the information set forth in this statement is true, complete and correct.

February 4, 2004

RICHARD C. BLUM & ASSOCIATES, INC.  BLUM CAPITAL PARTNERS, L.P.
                                    By: Richard C. Blum & Associates, Inc.,
                                        its general partner

By:  /s/ Marc T. Scholvinck         By:  /s/ Marc T. Scholvinck
     Marc T. Scholvinck, Partner,        Marc T. Scholvinck, Partner,
     Chief Financial Officer             Chief Financial Officer
      and Assistant Secretary            and Assistant Secretary

BK CAPITAL PARTNERS IV, L.P.
STINSON CAPITAL PARTNERS, L.P.
STINSON CAPITAL PARTNERS II, L.P.     STINSON CAPITAL FUND (CAYMAN), LTD.
STINSON CAPITAL PARTNERS III, L.P.    By: BLUM CAPITAL PARTNERS, L.P.,
STINSON CAPITAL PARTNERS (QP), L.P.        its investment advisor
By: BLUM CAPITAL PARTNERS, L.P.,      By: Richard C. Blum & Associates, Inc.,
      its general partner                  its general partner
By:  Richard C. Blum & Associates, Inc.,
      its general partner

By:  /s/ Marc T. Scholvinck           By:  /s/ Marc T. Scholvinck
     Marc T. Scholvinck, Partner,          Marc T. Scholvinck, Partner,
     Chief Financial Officer               Chief Financial Officer
      and Assistant Secretary              and Assistant Secretary


BLUM STRATEGIC GP, L.L.C.              BLUM STRATEGIC PARTNERS, L.P.
                                       By: BLUM STRATEGIC GP, L.L.C.,
                                            its general partner


By:  /s/ Marc T. Scholvinck            By:  /s/ Marc T. Scholvinck
     Marc T. Scholvinck, Member             Marc T. Scholvinck, Member

RICHARD C. BLUM

By:  /s/ Marc T. Scholvinck
     Marc T. Scholvinck, Attorney-in-Fact